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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Raytel Medical Corporation's previously filed Form S-8, dated September 10, 1996, File No. 333-11697.




                                              /s/  Arthur Andersen LLP
                                        -------------------------------------
                                                   ARTHUR ANDERSEN, LLP